WYOMING

MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUES

FROM

RANCHER ENERGY CORP.
a Nevada corporation d/b/a
RANCHER ENERGY OIL & GAS CORPORATION
(Mortgagor and Debtor)

TO

GASROCK CAPITAL LLC
(Mortgagee and Secured Party)

FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE MAILING ADDRESS OF MORTGAGOR/DEBTOR IS 999 EIGHTEENTH STREET, SUITE 3400, DENVER, COLORADO 80202; THE MAILING ADDRESS OF MORTGAGEE/SECURED PARTY IS 1301 MCKINNEY STREET, SUITE 2800, HOUSTON, TEXAS 77010.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND COVERS FUTURE ADVANCES AND PROCEEDS. INTERESTS IN OIL, GAS, MINERALS AND OTHER AS-EXTRACTED COLLATERAL OR IN ACCOUNTS RESULTING FROM THE SALE THEREOF, WHICH ARE INCLUDED IN THE MORTGAGED PROPERTY, WILL BE FINANCED AT WELLHEADS LOCATED ON THE LANDS ASSOCIATED WITH THE PIPELINE DESCRIBED IN EXHIBIT A HERETO.

PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY MAY BE OR MAY IN THE FUTURE BE AFFIXED TO THE LANDS DESCRIBED IN EXHIBIT A HERETO.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS INSTRUMENT.

THIS FINANCING STATEMENT IS TO BE FILED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.

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This instrument was prepared by Ephraim del Pozo, PORTER & HEDGES, L.L.P., 1000 Main Street, 36th Floor, Houston, Texas 77002.

ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to lands of Mortgagor which are described in Exhibit A hereto.

RECORDED DOCUMENT SHOULD BE RETURNED TO:

PORTER & HEDGES, L.L.P.
1000 Main Street, 36th Floor
Houston, Texas 77002
Attn: Ephraim del Pozo

MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION and revenues

(THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)

ARTICLE I

GRANT OF LIENS AND SECURITY INTERESTS

KNOW ALL MEN BY THESE PRESENTS: That as of October 16, 2007 the undersigned RANCHER ENERGY CORP., a Nevada corporation doing business in the State of Wyoming as RANCHER ENERGY OIL & GAS CORP. (“Mortgagor”), with its principal office in Colorado, and whose mailing address is 999 Eighteenth Street, Suite 3400, Denver, Colorado 80202, for valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the premises and debt hereinafter mentioned, has granted, bargained, sold, conveyed, transferred and assigned, and by these presents does GRANT, BARGAIN, SELL, WARRANT, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN AND SET OVER to GASROCK CAPITAL LLC, a Delaware limited liability company, whose address is 1301 McKinney Street, Suite 2800, Houston, Texas 77010, and its successors and assigns (“Mortgagee”), with a power of sale, for itself and as agent for BP CORPORATION NORTH AMERICA, INC., an Indiana corporation (together with its successors and assigns, “Swap Counterparty”), parties under that certain Intercreditor Agreement dated as of October 16, 2007 (as ratified, amended, extended, restated or otherwise modified from time to time, the “Intercreditor Agreement”), the following property, whether real, personal or mixed, whether now owned or hereafter acquired under law or in equity (collectively, the “Mortgaged Property”); the inclusion of certain specific types and items of property and interests in one or more of the following Paragraphs are not intended in any way to limit the effect of the more general descriptions:

A. All of Mortgagor’s present and future rights, titles, interests and estates, now owned or hereafter acquired by Mortgagor, in and to those certain oil, gas and mineral leases, mineral interests, mineral servitudes, royalty interests, overriding royalty interests, production payments, net profits interests, fee interests, carried interests, reversionary interests and all other rights, titles, interests or estates described on Exhibit A attached hereto and made a part hereof or in, on or under any lands described in Exhibit A, whether such rights, titles, interests or estates or such lands are correctly described therein or not (all of which rights, titles, interests and estates described in this Paragraph A are hereinafter included within the term “Subject Interests”). The term “oil, gas and mineral leases,” as used in this instrument and in Exhibit A includes, in addition to oil, gas and mineral leases, oil and gas leases, oil, gas and sulphur leases, other mineral leases, co-lessor’s agreements and extensions, amendments, ratifications and subleases of all or any of the foregoing, all as may be appropriate.

B. All of Mortgagor’s present and future rights, titles, interests and estates, now owned or hereafter acquired by Mortgagor, in and to present and future drilling, spacing, proration or production units, as created by the terms of any unitization, communitization and pooling agreements and orders, and all properties, property rights and estates created thereby which include, belong or appertain to the Subject Interests, including, without limitation, all such units formed voluntarily or under or pursuant to any Law relating to any of the Subject Interests. As used herein, the term “Law” means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality, or Tribunal, and the term “Tribunal” means any court or governmental department, commission, board, bureau, agency, or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

C. All present and future oil, gas, casinghead gas, drip gasoline, natural gasoline, distillate, all other liquid or gaseous hydrocarbons produced or to be produced in conjunction therewith, all products, by-products and all other substances derived therefrom or the processing thereof, and all other similar minerals, now owned or hereafter acquired by Mortgagor, now or hereafter accruing to, attributable to or produced from the Subject Interests or to which Mortgagor now or hereafter may be entitled as a result or by virtue of Mortgagor’s ownership of the Subject Interests (collectively, “Hydrocarbons”).

D. All present and future sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value (whether similar to the foregoing or not), and the products and proceeds therefrom now owned or hereafter acquired by Mortgagor, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite now or hereafter accruing to, attributable to or produced from the Subject Interests or to which Mortgagor now or hereafter may be entitled as a result of or by virtue of Mortgagor’s ownership of the Subject Interests (collectively, “Other Minerals”).

E. All present and future oil and gas wells, disposal and injection wells, rigs, improvements, fixtures, machinery and other equipment, inventory and articles of personal property or movables, wherever located, now owned or hereafter acquired by Mortgagor, including, without limitation, connection apparatus and flow lines from wells to tanks, wells, pipelines, gathering lines, trunk lines, lateral lines, flow lines, compressor, dehydration and pumping equipment, pumping plants, gas plants, processing plants, pumps, dehydration units, separators, heater treaters, valves, gauges, meters, derricks, rig substructures, buildings, tanks, reservoirs, tubing, rods, liquid extractors, engines, boilers, tools, appliances, cables, wires, tubular goods, machinery, supplies and any and all other equipment, inventory and articles of personal property of any kind or character whatsoever appurtenant to, or used or held for use in connection with the production of Hydrocarbons or Other Minerals from the Subject Interests, or now or hereafter located on any of the lands encumbered by any of the Subject Interests (the “Lands”), or used on or about the Lands in connection with the operations thereon, together with all present and future improvements or products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the foregoing (all of the types or items of property and interests described in this Paragraph E are hereinafter collectively referred to as the “Personal Property”).

F. All present and future rights, titles, interests and estates now owned or hereafter acquired by Mortgagor (including, without limitation, all rights to receive payments) under or by virtue of all easements, permits, licenses, rights-of-way, surface leases, franchises, servitudes, division orders, transfer orders and other agreements relating or pertaining to purchasing, exchanging, exploring for, developing, operating, treating, processing, storing, marketing or transporting Hydrocarbons now or hereafter found in, on or under, or produced from, any of the Subject Interests, or under or by virtue of any contract relating in any way to all or any part of the Mortgaged Property otherwise described herein, including, without limitation, farmout contracts, farmin contracts, operating or joint operating agreements, trade letter agreements and all agreements creating rights-of-way for ingress and egress to and from the Subject Interests (all of such rights, titles, interests and estates referred to or described in this Paragraph F are hereinafter collectively referred to as the “Subject Contracts”).

G. All present and future accounts (including, but not limited to, all open accounts receivable and accounts receivable arising under or pursuant to any joint operating agreements, division orders or other agreements, documents or instruments relating to any of the Subject Interests), general intangibles (including right to proceeds under Swap Agreements, as defined in the Credit Agreement), chattel paper, documents, instruments, cash and noncash proceeds and other rights, now owned or hereafter acquired by Mortgagor, arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Mortgaged Property described in this Paragraph G or otherwise (all of which types and items of property and interests described in this Paragraph G are hereinafter collectively referred to as the “Accounts”).

H. All present and future tenements, hereditaments, appurtenances, profits and properties in anyway appertaining, belonging, affixed or incidental to, or used or useful in connection with, all or any part of the Mortgaged Property otherwise described herein, now owned or hereafter acquired by Mortgagor, including, without limitation, all reversions, remainders, carried interests, tolls, rents, revenues, issues, proceeds, earnings, income, products, profits, deposits, easements, permits, licenses, servitudes, surface leases, rights-of-way and franchises relating to all or any part of the Mortgaged Property.

I. All pipelines owned and/or operated by Mortgagor for the gathering, transmission, or distribution of Hydrocarbons including, without limitation, those pipelines described on Exhibit A which is attached hereto, and any interests in real property relating thereto (collectively called the “Pipelines”).

J. All tracts and parcels of real property described or referred to in Exhibit A attached hereto, or the description of which is incorporated in Exhibit A by reference to any other instrument or document associated with the Pipelines (collectively, the “Lands Associated with Pipelines”).

K. All leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land for the installation, maintenance and operation of the Pipelines or the assets associated with the Pipelines or any portion thereof, now owned or held by Mortgagor including, without limitation, those leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land applicable to the Pipelines or the Pipeline Assets (as defined below) owned or held by Mortgagor and those leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land owned or held by Mortgagor and described in Exhibit A attached hereto or arising by virtue of the documents described in Exhibit A (collectively, the “Rights-of-Way and Franchises”).

L. All other assets of Mortgagor now or hereafter situated on any of the Lands Associated with Pipelines or the Rights-of-Way and all Franchises, fixtures, improvements, equipment, surface or subsurface machinery, facilities, supplies, replacement parts, vehicles of every description, all process control computer systems and equipment or other property of whatsoever kind or nature, including, without limitation, all buildings, structures, machinery, gas processing plants, stations, substations, pumps, pumping stations, meter houses, metering stations, regulator houses, ponds, tanks, scrapers and scraper traps, fittings, valves, connections, cathodic or electrical protection by-passes, regulators, drips, meters, pumps, pumping units, pumping stations, storage or tankage facilities, engines, pipes, gates, telephone and telegraph lines, electric power lines, poles, wires, casings, radio towers, fixtures, mechanical equipment, electrical equipment, machine shops and other equipment, used or useful in connection therewith; together with all of Mortgagor’s liquid hydrocarbons, carbon dioxide, natural gas liquids, refined petroleum products and other inventory fuels, carbon, chemicals, electric energy, and other consumable materials or products manufactured, processed, generated, produced, transmitted, stored (whether above or below ground) or purchased by Mortgagor for sale, exchange, distribution, consumption or transmission by Mortgagor, including, without limitation, off system gas, drip gas and line fill (collectively, the “Pipeline Assets”).

M. All other interests of every kind and character which Mortgagor now has or at any time hereafter acquires in and to the types and items of property and interests described in Paragraphs A, B, C, D, E, F, G, H, I, J, K and L preceding and all property which is used or useful in connection with the Mortgaged Property and the proceeds and products of all of the foregoing, whether now owned or hereafter acquired.

N. To further secure the full and complete payment and performance of the Indebtedness, Mortgagor, as debtor, hereby grants to Mortgagee and Mortgagee’s successors in title and assigns, as secured party, a first and prior security interest in and to the following types and items of property and interests now owned or hereafter acquired by Mortgagor (all of which are included within the term “Mortgaged Property”): (a) all present and future Personal Property, Subject Contracts and Accounts; (b) all present and future Subject Interests, Hydrocarbons and Other Minerals insofar as the same consist of as-extracted collateral (including Accounts), as defined in and subject to the Uniform Commercial Code as enacted, amended and in effect in each jurisdiction in which any of the Mortgaged Property is situated (the “UCC”), and for which the creation and perfection of a security interest or lien therein is governed by the provisions of the UCC; (c) all present and future other Mortgaged Property described in Paragraphs “A” through “L” above consisting of Accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures and other goods and articles of personal property of any kind or character defined in and subject to the UCC; (d) all present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the Mortgaged Property described in this or any other clause of this paragraph; (e) all present and future Accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Hydrocarbons, the Other Minerals or the Mortgaged Property described in this or any other clause of this paragraph; and (f) all present and future security for the payment to Mortgagor of any of the Mortgaged Property described in this or any other clause of this paragraph and goods which gave or will give rise to any of such Mortgaged Property or are evidenced, identified, or represented therein or thereby; provided that nothing in this paragraph shall be deemed to permit any action prohibited by this instrument or by terms incorporated in this instrument.

In the event that Mortgagor acquires additional undivided interests in some or all of the Mortgaged Properties, this Mortgage shall automatically encumber such additions or increases to Mortgagor's interest in the Mortgaged Properties without need of further act or document. Further, in the event Mortgagor becomes the owner of an interest in any part of the lands described in Exhibit A or the documents described on Exhibit A or otherwise subject to or covered by the Mortgaged Properties, this Mortgage shall automatically encumber such ownership interest of Mortgagor without need of further act or document.

For the same consideration, Mortgagor hereby grants to Mortgagee any and all rights of Mortgagor to liens and security interests in the Mortgaged Property securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided for in the Uniform Commercial Code as adopted by the State of Wyoming (and any successor statute thereto or any similar statute in any state where the Mortgaged Property is located).

TO HAVE AND TO HOLD all and singular the Mortgaged Property and all other property which, by the terms hereof, has or may hereafter become subject to the lien and/or security interest of this Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues (the “Mortgage”), together with all rights, hereditaments and appurtenances in anywise belonging to Mortgagee or assigns forever. Any additional right, title or interest which Mortgagor may hereafter acquire or become entitled to in the interests, properties, Lands, and premises aforesaid, or in the oil, gas or other minerals in and under or produced from the Lands and leases shall inure to the benefit of and be covered by this Mortgage and constitute “Mortgaged Property,” the same as if expressly described and conveyed herein. Mortgagor hereby binds itself, its successors and assigns, to warrant and forever defend all and singular the above described property, rights, and interests constituting the Mortgaged Property to Mortgagee and to his assigns forever, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

ARTICLE II

INDEBTEDNESS SECURED

This Mortgage is made to secure and enforce the payment of the following indebtedness, obligations and liabilities:

(a)
All sums advanced under the terms of that certain Term Note dated as of even date herewith, in the face amount of $12,240,000 executed by Mortgagor and made payable to Mortgagee bearing interest and payable as therein provided, and containing the usual provisions in notes of this character, and all renewals, rearrangements, amendments, modifications and extensions thereof (whether one or more, the “Note”).

(b)
All Obligations of Mortgagor owed to Mortgagee defined in or arising pursuant to the terms of that certain Term Credit Agreement dated as of even date herewith, and all modifications, amendments, and restatements thereto (the “Credit Agreement”).

(c)
Payment of any sums which may be advanced or paid by Mortgagee under the terms hereof on account of the failure of Mortgagor to comply with the covenants of Mortgagor contained herein; and all other indebtedness of Mortgagor arising pursuant to the provisions of this Mortgage.

(d)
All obligations of Mortgagor owed to Swap Counterparty, as counterparty under those certain Permitted Swap Agreements defined in or arising pursuant to the terms of that certain Credit Agreement, including without limitation, that certain ISDA Master Agreement dated as of October 16, 2007 between Mortgagor and Swap Counterparty, as referenced in the Intercreditor Agreement (together with all schedules and confirmations in respect thereof, as amended, supplemented, restated, extended or replaced from time to time).

(e)
All obligations of RANCHER ENERGY WYOMING, LLC, a Wyoming limited liability company, owed to Mortgagee arising pursuant to the terms of that certain Guaranty dated as of even date herewith, and all modifications, amendments, and restatements thereto.

(f)	All renewals, extensions, replacements and modifications of indebtedness described, referred to or mentioned in paragraphs (a) through (e) above, and all substitutions therefor, in whole or in part.

(g)
The word “Indebtedness” wherever used in this Mortgage shall refer to all present and future debts, obligations and liabilities described or referred to in this Article II or otherwise in this Mortgage; provided however, this Mortgage does not secure any obligation of Mortgagor to Mortgagee arising under the ORRI (as referenced and described in the Credit Agreement).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

By execution of this Mortgage, Mortgagor does hereby adopt and ratify all of Mortgagor’s warranties and representations set forth in the Credit Agreement; and all the warranties and representations set forth in the Credit Agreement as they relate to the properties described on Exhibit A attached thereto are hereby made and adopted with respect to the properties listed on Exhibit A attached hereto. In addition, Mortgagor hereby represents and warrants as follows:

(a)
Organization and Good Standing. Mortgagor is a corporation duly organized, validly existing and in good standing under the laws of Nevada, having all powers necessary to carry on its businesses and to enter into and consummate the transactions contemplated by the Credit Agreement and hereunder. Mortgagor is authorized to do business in all other jurisdictions wherein the character of the properties owned or held by them or the nature of the business transacted by them makes such qualification necessary or desirable.

(b)
No Conflicts or Consents. The execution and delivery by Mortgagor of this Mortgage, the performance of its obligations under this Mortgage, and the consummation of the transaction contemplated by this Mortgage does not and will not (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the Bylaws of Mortgagor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Mortgagor, (ii) result in the acceleration of any Indebtedness (as defined in the Credit Agreement) owed by Mortgagor, or (iii) result in or require the creation of any Lien (as defined in the Credit Agreement) upon any assets or properties of Mortgagor, except as expressly contemplated in the Credit Agreement. Except as expressly contemplated in this Mortgage, no consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Mortgagor of this Mortgage or to consummate any transactions contemplated by this Mortgage.

(c)
Enforceable Obligations. This Mortgage, when executed and delivered by Mortgagor, will be legal, valid and binding obligations of Mortgagor enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights or by principles of equity applicable to the enforcement of creditors’ rights generally.

(d)
Title. Mortgagor is the lawful owner of the Mortgaged Property and has good right and authority to convey, pledge, mortgage and assign the Mortgaged Property. Mortgagor has good and defensible title to and is possessed of the Mortgaged Property; the Mortgaged Property is free of any and all liens and encumbrances, except Permitted Encumbrances as defined in the Credit Agreement.

(e)
Leases. All of the oil, gas and/or mineral leases constituting all or part of the Mortgaged Property (the “Leases”) are in full force and effect. All covenants, express or implied, in respect thereof of any Leases, or of any assignment thereof, which may affect the validity of any of the Leases, have been performed.

(f)
Revenue and Cost Bearing Interest. That Mortgagor’s ownership of the Subject Interest and the undivided interests therein as specified on attached Exhibit A will, after giving full effect to all Permitted Encumbrances (as defined in the Credit Agreement), afford Mortgagor not less than those net interests in the production from or allocated to such Subject Interest as is specified on attached Exhibit A and will cause Mortgagor to bear not more than that portion of the costs of drilling, developing and operating the wells or units identified on Exhibit A, unless there is a proportionate increase in Mortgagor’s net revenue interest in such property.

(g)
Power to Create Lien. Mortgagor has full power and lawful authority to bargain, grant, sell, mortgage, assign, transfer, convey, pledge and hypothecate and grant a security interest in all of the Mortgaged Property all in the manner and form herein provided and without obtaining the waiver, consent or approval of any lessor, sublessor, governmental agency or entity or other party whomsoever or whatsoever, except to the extent the approval or consent of the State of Wyoming or the Department of the Interior, United States of America, as the case may be, is required by applicable law or regulation to the transfer, deed or assignment of an interest in any of the Mortgaged Property.

(h)
Taxes. Except for taxes accrued but not yet due and payable, all (a) property taxes, (b) Severance Taxes, (c) Ad Valorem Taxes, (d) conservation taxes, and (e) any other taxes of any kind, excluding only income taxes and franchise taxes, imposed on Mortgagor or any producer in connection with or as a result of its ownership of interests in the Mortgaged Properties have been paid. For purposes of this Paragraph, “Ad Valorem Taxes” means taxes imposed annually on Mortgagor which are based on or measured by the estimated value (at the time such taxes are assessed) of any Hydrocarbons situated within the Mortgaged Property as calculated by the governing authority where located and “Severance Taxes” means taxes imposed at the time Hydrocarbons are produced from a well which are based on or measured by the amount or value of such production.

(i)
Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of the Leases comprising a part of the Subject Interest have been duly paid or provided for and all Leases or subleases comprising a part of the Subject Interest are in full force and effect.

(j)
Operation of Mortgaged Property. The Mortgaged Property (and properties unitized therewith) is being maintained, operated and developed in a good and workmanlike manner according to practices and procedures that are standard in the petroleum industry and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all Leases, subleases or other contracts comprising a part of the Subject Interests and other contracts and agreements forming a part of the Mortgaged Property; specifically in this connection, (i) no Mortgaged Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (ii) none of the wells comprising a part of the Mortgaged Property (or properties unitized therewith) are deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Mortgaged Property (or, in the case of wells located on properties unitized therewith, such unitized properties).

(k)
Environmental Laws. Mortgagor (a) is and has in the past been in compliance with all Environmental Laws (as defined in the Credit Agreement) and all permits, requests and notifications relating to health, safety or the environment applicable to Mortgagor or any of its properties, assets, operations and businesses; (b) where applicable, has obtained or caused to be obtained and adhered to and currently possesses all necessary permits and other approvals necessary to store, dispose of and otherwise handle Hazardous Materials (as defined in the Credit Agreement) and to operate, where applicable, its properties, assets and businesses; (c) where applicable, will report or cause to be reported, to the extent required by all federal, state and local statutes, laws, ordinances, regulations, rules, permits, judgments, orders and decrees, all sites owned and/or operated by Mortgagor where any Hazardous Materials are released, treated, stored or disposed of and (d) has not used, stored, or released any Hazardous Materials in excess of amounts allowed by Environmental Law. Except as set forth in any environmental reports provided by Mortgagor to Mortgagee, there is (x) no location on any property currently or previously owned or operated by Mortgagor where Hazardous Materials have entered or are likely to enter into the soil or groundwater or such property, none of which releases (i) either individually, or in the aggregate, has had or may be expected to have a material adverse effect on Mortgagor’s business or (ii) has violated or reasonably may be expected to violate any Environmental Laws, and (y) no on-site or off-site location to which Mortgagor has released or transported Hazardous Materials or arranged for the transportation or disposal of Hazardous Materials, which is or is likely to be the subject of any federal, state, local or foreign enforcement action or any investigation which could lead to any claims against any such entity for any clean-up cost, remedial work, damage to natural resources, common law or legal liability, including, but not limited to, claims under CERCLA.

(l)
Pipelines and Pipeline Assets. To Mortgagor’s knowledge, all Pipelines and Pipeline Assets have been constructed and operated in conformity with all applicable laws, rules, regulations and orders of all regulatory authorities having jurisdiction.

Any fractions or percentages specified on attached Exhibit A in referring to Mortgagor’s interests are solely for the purposes of the warranties made by Mortgagor above and shall in no manner limit the quantum of interest with respect to any Subject Interests or with respect to any Unit or Well identified on Exhibit A. If any of the Lands covered by the Subject Interests or Lands Associated with Pipeline or other instrument mentioned on Exhibit A are incorrectly described, then nevertheless this Mortgage shall cover all Mortgagor’s interest in such Subject Interests, the Lands Associated with Pipeline and other instrument as to all of the lands covered thereby, unless limited by express words to the contrary on Exhibit A.

ARTICLE IV

COVENANTS OF MORTGAGOR

In consideration of the Indebtedness hereinabove described, Mortgagor, for itself and its successors and assigns, covenants and agrees as follows:

A. Defend Title. Mortgagor will not create or suffer to be created or permit to exist any lien, or security interest senior to, junior to, or on a parity with, the lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom, except Permitted Encumbrances (as defined in the Credit Agreement). Except for the Permitted Encumbrances (as defined in the Credit Agreement), Mortgagor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien and security interests created hereby so long as any of the Indebtedness secured hereby remains unpaid. Except for the Permitted Encumbrances (as defined in the Credit Agreement), should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, Mortgagor agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Mortgagor’s cost and expense, and Mortgagor further agrees that Mortgagee may take such other action as Mortgagee reasonably deems advisable to protect and preserve its interests in the Mortgaged Property, and in such event Mortgagor will indemnify Mortgagee against any and all costs, attorneys’ fees and other expenses which it may reasonably incur in defending against any such adverse claim or taking action to remove any such cloud.

B. Correct Defects. Upon request of Mortgagee, Mortgagor will promptly correct any defect which may be discovered after the execution and delivery of this Mortgage, in the Note above described or other documents executed in connection herewith, in the execution or acknowledgment hereof or thereof or in the description of the Mortgaged Property, and will execute, acknowledge, and deliver such division orders, transfer orders and other assurances and instruments as shall, in the opinion of Mortgagee, be necessary or proper to convey and assign to Mortgagee all of the Mortgaged Property herein conveyed or assigned, or intended to be so.

C. Notifications. Mortgagor will notify Mortgagee of the destruction, loss, termination or acquisition of any Mortgaged Property within two (2) Business Days (as defined in the Credit Agreement) thereof.

D. Pooling. Except as required by law, rule or regulation, Mortgagor will not, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, voluntarily pool or unitize all or any part of the Mortgaged Property where the pooling or unitization would result in the diminution of Mortgagor’s net revenue interest in production from the pooled or unitized lands. Immediately after the formation of any pool or unit in accordance herewith, Mortgagor will furnish to Mortgagee a conformed copy of the pooling agreement, declaration of pooling, or other instrument creating the pool or unit. The interest of Mortgagor included in any pool or unit attributable to the Mortgaged Property or any part thereof shall become a part of the Mortgaged Property and shall be subject to liens and security interests hereof in the same manner and with the same effect as though the pool or unit and the interest of Mortgagor therein were specifically described in Exhibit A hereto. In the event any proceedings of any governmental body which could result in pooling or unitizing all or any part of the Mortgaged Property are commenced, Mortgagor shall give immediate written notice thereof to Mortgagee.

E. Maintenance and Operation of Mortgaged Property.

(a)
Mortgagor will, from time to time, pay or cause to be paid before they become delinquent and payable all taxes, assessments and governmental charges lawfully levied or assessed upon the Mortgaged Property or any part thereof, or upon or arising from any of the rents, issues, revenues, profits and other income from the Mortgaged Property, or incident to or in connection with the production of Hydrocarbons or other minerals therefrom, or the operation and development thereof; provided, that the foregoing covenant shall be suspended so long as the amount, applicability or validity of any such charges is being diligently contested in good faith by appropriate proceedings and if Mortgagor shall have set up reserves therefor which are adequate under generally accepted accounting principles.

(b)
Mortgagor will at its own expense do or cause to be done all things reasonably necessary to preserve and keep in full repair, working order and efficiency (subject to reasonable wear and tear) all of the Mortgaged Property, including, without limitation, all equipment, machinery and other tangible or movable personal property, and from time to time will make or cause to be made all the needful and proper repairs, renewals and replacements so that at all times the state and condition of the Mortgaged Property will be fully preserved and maintained in accordance with the standards of a prudent operator.

(c)
Mortgagor will promptly pay and discharge before delinquent, or cause to be promptly paid or discharged before delinquent, all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or affecting Mortgagor’s interests in the Mortgaged Property, and will do or cause to be done all other things necessary to keep unimpaired Mortgagor’s rights with respect thereto and prevent any forfeiture thereof or default thereunder; provided that Mortgagor may contest such obligations under such assignments, deeds, leases, sub-leases and contracts and agreements in good faith and by appropriate proceedings after giving Mortgagee appropriate indemnity against any loss resulting from such contest. Mortgagor will operate or cause to be operated the Mortgaged Property in a good and workmanlike manner consistent with prudent operator practices and in material compliance with all applicable contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which the Mortgaged Property is situated and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of the Mortgaged Property and the production and sale of Hydrocarbons and Other Minerals therefrom, except for noncompliance which could not reasonably be expected to have a Material Adverse Effect. Mortgagor will do or cause to be done such development work as may be reasonably necessary to the prudent and economic operation of the Mortgaged Property in accordance with the most approved practices of operators in the industry.

(d)
If any tax is levied or assessed against the Indebtedness described herein or any part thereof, or against this Mortgage, or against Mortgagee with respect to said Indebtedness or any part thereof or this Mortgage (excluding, however, any income tax payable by Mortgagee), Mortgagor shall promptly pay the same.

(e)
Do all things necessary to keep unimpaired Mortgagor’s rights and remedies in or under the Mortgaged Property and shall not abandon, sell, convey, assign, lease or otherwise transfer any right, title or interest of Mortgagor in, to, or under the Pipelines or the Pipeline Assets, or consent to any of the foregoing, directly or indirectly, without the express prior written consent of Mortgagee.

(f)
Perform or cause to be performed, each and all covenants, agreements, terms, conditions and limitations imposed upon Mortgagor or its predecessors in interest and expressly contained in any assignment or other form of conveyance, under or through which the Pipelines, Pipeline Assets, Lands Associated with Pipeline, or Rights-of-Way and Franchises, or an undivided interest therein are now held, and perform or cause to be performed all (expressed or implied) covenants and obligations imposed upon Mortgagor in connection with any document or instrument relating thereto.

(g)
Cause, or in the event Mortgagor is not the operator of the Pipeline Assets, use its best efforts to cause, the Pipeline Assets to be maintained, developed, and continuously operated for the gathering, storing, transmission and distribution of Hydrocarbons in a good and workmanlike manner as would be operated by a prudent operator and in compliance with all applicable operating agreements and contracts, and all applicable federal, state, and local laws, rules and regulations, excepting those being diligently contested in good faith, except for noncompliance which could not reasonably be expected to have a Material Adverse Effect.

(h)
Cause, or in the event Mortgagor is not the operator of the Pipeline Assets, use its best efforts to cause, the Pipelines to be kept in good and effective operating condition (reasonable wear and tear excepted), and all repairs, renewals, replacements, additions and improvements thereof or thereto, needful to the gathering, storing, transmission and distribution of Hydrocarbons through the Pipelines, to be promptly made.

F. Taxes/Insurance. Mortgagor will carry with standard insurance companies satisfactory to Mortgagee, insurance with respect to the Mortgaged Property against such liabilities, casualties, risks and contingencies and in amounts as is customary in the industry; and acceptable certificates evidencing the same thereof shall be delivered to Mortgagee in accordance with the Credit Agreement. Mortgagor will at all times maintain workers’ compensation insurance with a responsible insurance company where required by, and in accordance with, the laws of the state (i) in which the Mortgaged Property is located or (ii) which requires workers’ compensation to be maintained on such employees. In the event Mortgagor shall fail or neglect to pay any taxes, general or special, or shall fail or neglect to relieve the Mortgaged Property from any lien which might become superior or equal to the lien of this Mortgage, or fail to carry such workers’ compensation or other insurance, Mortgagee, at its option, may pay such taxes, liens, charges or encumbrances, or any part thereof, or effect such workmen’s compensation insurance, and Mortgagor will promptly reimburse Mortgagee, as the case may be, therefor; and any and all such sums so paid hereunder shall be paid by Mortgagor upon demand at Mortgagee’s principal offices, and shall constitute a part of the Indebtedness.

G. Operation by Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Subject Interests which are other than working interests or which may be operated by a party or parties other than Mortgagor and with respect to all or any such Subject Interests and properties as may be comprised of interests other than working interests or which may be operated by parties other than Mortgagor, Mortgagor’s covenants set forth in Article IV are modified to require that Mortgagor use its best efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such Subject Interest.

H. Labor/Materials. Mortgagor agrees to promptly pay before delinquent, or cause to be paid before delinquent, all bills for labor and materials incurred in the operation of the Mortgaged Property, except any that is being contested in good faith and as to which satisfactory accruals have been provided; will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Property or any portion thereof; will furnish Mortgagee, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement; will not take any action to incur any liability or lien thereunder; and will not enter into any new operating agreement or amendment of existing operating agreement affecting the Mortgaged Property that would diminish or alter Mortgagor’s net revenue interest therein, all without prior written consent of Mortgagee.

I. Inspections. Mortgagor will permit Mortgagee and its accredited agents, representatives, attorneys and employees (“Mortgagee Parties”) at all times to go upon, examine, inspect and remain on the Mortgaged Property, at Mortgagee Parties’ sole risk and liability and will furnish Mortgagee, upon request, all pertinent information regarding the development and operation of the Mortgaged Property.

J. Legal Proceedings. Mortgagor will promptly notify Mortgagee or other holder or holders of the Indebtedness, in writing, of the commencement of any legal proceedings affecting the Mortgaged Property or any part thereof, and will take such action as may be necessary to preserve its and Mortgagee’s rights affected thereby; and should Mortgagor fail or refuse to take any such action, Mortgagee may at its election take such action on behalf and in the name of Mortgagor and at Mortgagor’s cost and expense.

K. Existence. Mortgagor will maintain its corporate existence and will maintain and procure all necessary franchises and permits to the end that Mortgagor shall be and continue to be a corporation in good standing in the state of its organization and in the state wherein the Mortgaged Property is located, with full power and authority to own and operate all of the Mortgaged Property as contemplated herein until this Mortgage shall have been fully satisfied.

L. Waivers. Mortgagor hereby expressly waives any and all rights or privileges of marshalling of assets, sale in inverse order of alienation, notices, appraisements, redemption and any prerequisite to the full extent permitted by applicable law, in the event of foreclosure of the lien or liens and/or security interests created herein. Mortgagee at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the lien or security interest of this Mortgage, any part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Indebtedness, without releasing any other part of the Mortgaged Property, proceeds or income, and without affecting the liens or security interests hereof as to the part or parts thereof not so released, or the right to receive future proceeds and income.

M. Legal and Other Expenses. Upon demand of Mortgagee, Mortgagor will promptly pay all reasonable and customary costs and expenses heretofore or hereafter incurred by Mortgagee for legal, accounting, engineering or geological services rendered to it in connection with the making of the initial or any future loan to Mortgagor secured in whole or in part by the liens and security interests hereof or in the enforcement of any of Mortgagee’s rights hereunder. The obligations of Mortgagor hereunder shall survive the non-assumption of this Mortgage in a case commenced under Title 11 of the United States Code or other similar law of the United States of America, the State of Wyoming or any other jurisdiction and be binding upon Mortgagor, or a trustee, receiver, custodian or liquidator of Mortgagor appointed in any such case.

N. Disposition. Without prior approval and written consent of Mortgagee, Mortgagor will not sell, assign, lease, transfer or otherwise dispose of all or any portion of the Mortgaged Property except as provided in the Credit Agreement, nor shall Mortgagor mortgage, pledge or otherwise encumber the Mortgaged Property or any part thereof, regardless of whether the lien or encumbrance is senior, coordinate, junior, inferior or subordinate to the lien and security interest created hereby, except for Permitted Encumbrances (as defined in the Credit Agreement) and as provided in the Credit Agreement.

O. Notice of Assignments. Upon request of Mortgagee, Mortgagor will execute and deliver written notices of assignments to any persons, corporations or other entities owing or which may in the future owe to Mortgagor monies or accounts arising in connection with any of the following matters: (a) any oil, gas or mineral production from the Mortgaged Property; (b) any gas contracts, processing contracts or other contracts relating to the Mortgaged Property; or (c) the operation of or production from any part of the Mortgaged Property. Such notices of assignments shall advise the third parties that all of the monies or accounts described above have been assigned to Mortgagee, and if required by Mortgagee, shall also require and direct that future payments thereof, including amounts then owing and unpaid, be paid directly to the Lockbox (as defined in the Credit Agreement) or directly to the Lender Account, as such terms are defined in the Credit Agreement.

P. Prohibitions Ineffective. Any (i) mortgage, pledge, or encumbrance, or (ii) unitization, pooling, or communitization (except as required by law, rule or regulation) or other action or instrument in violation of the prohibitions contained in this Article IV shall be of no force or effect against Mortgagee.

Q. Environmental Laws. Mortgagor will comply at all times with all federal, state and local laws, regulations, and ordinances applicable to the Mortgaged Property, including, without limitation, all environmental protection and hazardous waste requirements, and in this regard:

(1) Mortgagor will comply with any and all applicable local, state and federal laws, ordinances, rules, regulations and orders (a) related to any natural or environmental resource or media located on, above, within, in the vicinity of, related to or affected by the Mortgaged Property, or (b) required for the performance or conduct of its operations.

(2) To the extent Mortgagor has received a written request, Mortgagor will forthwith notify Mortgagee in writing of any request from any governmental agency or other entity for information on any releases of Hazardous Materials from, affecting or related to the Mortgaged Property; notify Mortgagee of any actual, proposed or threatened any testing or other investigation by any governmental agency or other entity concerning the environmental condition of or related to such property; provide to Mortgagee such information as Mortgagee shall request concerning the generation, storage, disposal, transportation or other management, if any, of any Hazardous Materials.

(3) Mortgagor will neither conduct nor permit the conduct (and Mortgagor represents and warrants that to Mortgagor’s knowledge, there has not been conducted) on the Mortgaged Properties (or on any other lands or properties in the vicinity thereof) of any activity or operation which is in violation of any statute, rule, regulation, ordinance or other lawful enactment of any governmental body or agency relative to the maintenance of environmental quality, including but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C.A. §9601, et seq.) and the Clean Water Act (33 U.S.C.A. §1251, et seq.). Mortgagor agrees that it will not permit any hazardous substance, as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C.A. §9601(14), as amended) to be deposited, stored, disposed of, placed or otherwise come to be located on the lands covered and affected by the Mortgaged Property (or on any other lands or properties in the vicinity thereof), except those used in daily operations in compliance with applicable laws. To the full extent permitted by applicable law, Mortgagor agrees to defend, indemnify and hold harmless Mortgagee and its directors, officers, employees, attorneys and agents (“Indemnified Parties”) from and against any and all loss, cost, expense or liability (including reasonable attorneys’ fees and court costs) incurred by any Indemnified Party in connection with or otherwise arising out of any and all claims or proceedings (whether brought by a private party, governmental agency or otherwise) for bodily injury, property damage, abatement, remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance or contaminated material located upon, migrating into, from or through or otherwise relating to the Mortgaged Property (whether or not the release of such materials was caused by Mortgagor, a tenant or subtenant of Mortgagor, a prior owner, a tenant or subtenant of any prior owner or any other party and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of such substance or the mere presence of the substance on the Mortgaged Property), which any Indemnified Party may incur due to the making of the loan evidenced by the Note, the exercise of any of its rights under this Mortgage, or otherwise. For the purposes of the indemnity contained in this paragraph, hazardous or toxic substances or contaminated material include but are not limited to asbestos and those substances within the scope of all federal, state and local environmental laws and ordinances, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act and the Superfund Amendment and Reauthorization Act of 1986. The provisions of this paragraph shall survive any foreclosure of the liens created by this Mortgage, conveyance in lieu of foreclosure and the repayment of the Indebtedness and the discharge and release of this Mortgage.

R. Amendments to Mineral Leases. Except as required by law, rule or regulation, or as permitted in the Credit Agreement, Mortgagor will not, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, enter into any material amendment to any Lease described herein unless any such amendment does not adversely affect Mortgagor’s liens or security interests hereunder.

ARTICLE V

DEFEASANCE, RESPECTING FORECLOSURE
AND OTHER REMEDIES

A. In case Mortgagor defaults on payment of any Indebtedness when due or one or more Events of Default (as defined in the Credit Agreement) occur (each, an “Event of Default”), then, and in any such event, the whole of the principal of the Indebtedness due and remaining unpaid, together with all interest accrued thereon, may, at the option of the holder thereof, without notice (including, but not limited to, notice of intention to accelerate maturity and notice of acceleration of maturity) or demand, which are, to the full extent permitted by applicable law, waived by Mortgagor, be declared immediately due and payable. A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE. The parties hereto are cognizant of and acknowledge the foreclosure sale by statutory advertisement and sale under Wyo. Stat.§§ 34-4-101 et seq. (the “Wyoming Statutory Foreclosure Act”). It is the intent of the parties that the provisions herein relating to the power of sale granted herein are to be subject to the provisions of the Wyoming Statutory Foreclosure Act. Additionally, it is the intent of the parties that the power of sale granted herein may be exercised by Mortgagee pursuant to the terms and provisions of the Wyoming Statutory Foreclosure Act. Mortgagee, is hereby authorized and empowered to appoint any one or more persons as his attorney(s)-in-fact to act as trustee under its name, place and stead, such appointment to be evidenced by a written instrument executed by Mortgagee, or its successor or substitute, to perform any one or more act or acts necessary or incident to any sale under the power of sale hereunder, including, without limitation, the posting and filing of any notices, the conduct of the sale and the execution and delivery of any instruments conveying the Mortgaged Property as a result of the sale, but in the name and on behalf of Mortgagee, or its successor or substitute; and all acts done or performed by such attorney(s)-in-fact shall be valid, lawful and binding as if done or performed by Mortgagee, or its successor or substitute. No single sale or series of sales by Mortgagee or any trustee shall extinguish the lien or exhaust the power of sale hereunder except with respect to the items of property sold, but such lien and power shall exist for so long as and may be exercised in any manner by law or as herein provided as often as the circumstances require to give Mortgagee full relief hereunder. The purchaser at any such sale shall not assume, nor shall his or its heirs, legal representatives, successors or assigns, be deemed to have assumed, by reason of the acquisition of property or rights mortgaged hereunder, any liability or obligation of any lessee or operator of the Mortgaged Property, or any part thereof, arising by reason of any occurrence taking place prior to such sale. It shall not be necessary to have present, or to exhibit at any such sale, any of the personal property subject to the lien or security interest hereof.

B. Upon the happening of any of the Events of Default, Mortgagee shall be entitled to all of the rights, powers and remedies afforded a secured party by the Uniform Commercial Code with reference to the personal property, as-extracted collateral and fixtures in which Mortgagee has been granted a security interest hereby, or Mortgagee may proceed as to both the real and personal property covered hereby.

C. Mortgagee is authorized to receive the proceeds of said sale or sales and apply the same as follows:

FIRST: to the payment of all necessary costs and expenses incident to the enforcement of this Mortgage;

SECOND: to any and all Indebtedness then hereby secured, application to be made in such order and in such manner as the holder of said Indebtedness may, in its discretion, elect, subject, however, to the terms of the Intercreditor Agreement (to the extent such agreement remains in effect);

THIRD: the balance, if any, to Mortgagor or its successors or assigns.

D. It is agreed that in any deed or deeds given by Mortgagee, any and all statements of fact or other recitals therein made as to the identity of the holder or holders of the Indebtedness, or as to the default in the payments thereof or any part thereof, or as to the breach of any covenants herein contained, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, application, and distribution of the money realized therefrom, or as to the due and proper appointment of a trustee, and, without being limited by the foregoing, as to any other additional act or thing having been done by Mortgagee, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted; and Mortgagor does hereby ratify and confirm any and all acts that Mortgagee may lawfully do in the premises by virtue of the terms and conditions of this Mortgage.

E. Mortgagee may, at its election, proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness in accordance with the terms hereof and of the note, notes or guaranties evidencing it, and to foreclose the lien and/or security interest of this Mortgage as against all or any portion of the Mortgaged Property and to have such property sold under the judgment or decree of a court of competent jurisdiction.

F. It is expressly understood that Mortgagee may be a purchaser of the Mortgaged Property, or of any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in Mortgagee or upon any other foreclosure of the lien and/or security interest hereof, or otherwise; and Mortgagee so purchasing shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the lien and/or security interest of this Mortgage and free of all rights of redemption in Mortgagor.

G. The rights of entry, sale, or suit, as hereinabove or hereinafter conferred, are cumulative of all other rights and remedies herein or by law or in equity provided, and shall not be deemed to deprive Mortgagee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Mortgage and of any note or guaranty reflecting the Indebtedness, and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

H. To the full extent Mortgagor may do so under applicable law, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for itself and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Indebtedness, notice of election to mature or declare due the whole of the Indebtedness and all rights to a marshaling of the assets of Mortgagor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Mortgaged Property for the collection of the Indebtedness without any prior or different resort for collection, or the right of Mortgagee under the terms of this Mortgage to the payment of such indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. If any law referred to in this paragraph and now in force, of which Mortgagor or Mortgagor’s successors and assigns and such other persons claiming any interest in the Mortgaged Property might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph.

(a) To the extent permitted by Wyoming law, Mortgagor agrees that Mortgagee shall be entitled to seek a deficiency judgment from Mortgagor and any other party obligated on the Note or guaranty of the Note equal to the difference between the amount owing on the Note and the amount for which the Mortgaged Property was sold pursuant to a judicial or nonjudicial foreclosure sale;

(b) Mortgagor expressly recognizes that this section will, to the extent permitted by Wyoming law, constitute a waiver of potential rights which may otherwise permit Mortgagor and other persons against whom recovery of deficiencies is sought or guarantors independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Mortgaged Property as of the date of foreclosure and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than fair market value;

(c) Mortgagor further recognizes and agrees that this waiver will, to the extent permitted by Wyoming law, create an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Mortgaged Property for purposes of calculating deficiencies owed by Mortgagor, other Mortgagors on the Note, guarantors, and others against whom recovery of a deficiency is sought;

(d) Alternatively, in the event this waiver is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact’s determination of the fair market value of the Mortgaged Property as of the date of the foreclosure sale in proceedings governed by the Wyoming Statutory Foreclosure Act (as amended from time to time):

(i) The Mortgaged Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Mortgaged Property will be repaired or improved in any manner before a resale of the Mortgaged Property after foreclosure;

(ii) The valuation shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Mortgaged Property for cash promptly (but no later than twelve months) following the foreclosure sale;

(iii) All reasonable closing costs customarily borne by the seller in a commercial real estate transaction should be deducted from the gross fair market value of the Mortgaged Property, including, without limitation, commercially reasonable brokerage commissions, a survey of the Mortgaged Property, tax prorations, reasonable attorney’s fees, and reasonable marketing costs;

(iv) The gross fair market value of the Mortgaged Property shall be further discounted to account for any estimated holding costs associated with maintaining the Mortgaged Property pending sale, including, without limitation, utilities expenses,reasonable property management fees (for property similar to the Mortgaged Property), taxes and assessments (to the extent not accounted for in (d)(iii) above), and other reasonable maintenance expenses;

(v) Any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons having at least five years experience in appraising property similar to the Mortgaged Property and who have conducted and prepared a complete written appraisal of the Mortgaged Property taking into consideration the factors set forth above.

ARTICLE VI

ASSIGNMENT OF PRODUCTION AND REVENUES
(this “Assignment”)

Production

A. In addition to the conveyance to Mortgagee herein made, Mortgagor does hereby transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all of the oil, gas and other minerals produced, saved or sold from the Mortgaged Property and attributable to the interest of Mortgagor therein subsequent to 7:00 A.M. on the 1st day of the month in which this Mortgage is executed, together with the proceeds of any sale thereof (“Hydrocarbon Proceeds”); Mortgagor hereby directs any purchaser now or hereafter taking any production from the Mortgaged Property to pay to Mortgagee such Hydrocarbon Proceeds derived from the sale thereof, and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same; and the purchaser of any such production shall have no duty or obligation to inquire into the right of Mortgagee to receive the same, what application is made thereof, or as to any other matter; and the payment made to Mortgagee shall be binding and conclusive as between such purchaser and Mortgagor. Mortgagor further agrees to perform all such acts, and to execute all such further assignments, transfer and division orders, and other instruments as may be required or desired by Mortgagee or any other party to have such Hydrocarbon Proceeds so paid to Mortgagee.

Revenues

B. In addition to the conveyance to Mortgagee herein made, Mortgagor does hereby transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all the income, revenues, rents, issues, profits and proceeds arising from the Pipelines relating to the Mortgaged Property whether due, payable or accruing (collectively, the “Revenues”) under any and all present and future contracts or other agreements relating to the transmission of the Hydrocarbons or the ownership of all or any portion of the Mortgaged Property. Mortgagor hereby directs any payor to pay to Mortgagee such Revenues derived from such contracts and agreements, and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same; and the payor shall have no duty or obligation to inquire into the right of Mortgagee to receive the same, what application is made thereof, or as to any other matter; and the payment made to Mortgagee shall be binding and conclusive as between such payor and Mortgagor. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and other instruments as may be required or desired by Mortgagee or any party in order to have said Revenues so paid to Mortgagee.

General

C. Mortgagee is fully authorized to (i) receive and receipt for said Revenues and Hydrocarbon Proceeds; (ii) to endorse and cash any and all checks and drafts payable to the order of Mortgagor or Mortgagee for the account of Mortgagor received from or in connection with said Revenues and Hydrocarbon Proceeds and apply the proceeds thereof to the payment of the Indebtedness, when received, regardless of the maturity of any of the Indebtedness, or any installment thereof, and (iii) execute any instrument in the name of Mortgagor to facilitate any of the foregoing. Upon receipt of written instructions from Mortgagor, Mortgagee agrees to release to Mortgagor any Revenues and Hydrocarbon Proceeds belonging to third parties; provided that Mortgagee shall not be liable for any delay, neglect, or failure to effect collection of any Revenues and Hydrocarbon Proceeds or to take any other action in connection therewith or hereunder; but shall have the right, at its election, in the name of Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Mortgagee in order to collect such funds and to protect the interests of Mortgagee and/or Mortgagor, with all costs, expenses and reasonable attorney’s fees incurred in connection therewith being paid by Mortgagor. Unless Mortgagee has claimed or is claiming, for its benefit Revenues and Hydrocarbon Proceeds belonging to third parties and not attributable to the Mortgaged Property, Mortgagor hereby agrees to indemnify Mortgagee against all claims, actions, liabilities, judgments, costs, charges and reasonable attorneys’ fees made against or incurred by it, based on the assertion that it received Revenues claimed by third persons either before or after the payment in full of the Indebtedness. Mortgagee shall have the right to defend against any such claims, actions and judgments, employing its attorneys therefor, and if it is not furnished with reasonable indemnity, it shall have the right to compromise and adjust any such claims, actions and judgments. Mortgagor agrees to indemnify and pay to Mortgagee any and all such claims, judgments, costs, charges and reasonable attorney’s fees as may be paid in any judgment, release or discharge thereof or as may be adjudged against Mortgagee. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to pursue any and all rights of Mortgagor to liens on and security interests in the Mortgaged Property. Mortgagor hereby further transfers and assigns to Mortgagee any and all such liens, security interests, financing statements or similar interests of Mortgagor attributable to its interest in the Mortgaged Property and Revenues and Hydrocarbon Proceeds arising under or created by any statutory provision, judicial decision or otherwise. The power of attorney granted to Mortgagee in this paragraph, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

D. Should any purchaser or other party taking the production from the Mortgaged Property or owing payment to Mortgagor fail to make prompt payment to Mortgagee in accordance with this Assignment, Mortgagee shall, if permitted by law and by the terms of the existing contracts, have the right at Mortgagor’s expense to demand a change of connection and to designate another purchaser or other party with whom a new connection may be made, without any liability on the part of Mortgagee in making such selection, so long as ordinary care is used in the making thereof; and failure of Mortgagor to consent to and promptly effect such change of connection shall constitute an event of default hereunder, and the whole Indebtedness may be immediately declared due and payable, at the option of Mortgagee, and the Mortgaged Property shall become subject to the foreclosure proceedings hereunder.

E. Mortgagor authorizes and empowers Mortgagee to receive, hold and collect all sums of money paid to Mortgagee in accordance with this Assignment, and to apply the same as hereinafter provided, all without any liability or responsibility on the part of Mortgagee, save and except as to good faith in so receiving and applying such sums. All payments provided for in this Assignment shall be paid promptly to Mortgagee, and any provisions contained in any note or notes evidencing the Indebtedness or any part thereof to the contrary notwithstanding, Mortgagee may apply the same or so much thereof as it elects to the payment of the Indebtedness, application to be made in such manner as it may elect, regardless of whether the application so made shall exceed the payments of principal and interest then due as provided in the note or notes evidencing the Indebtedness. After such application has been so made by Mortgagee, the balance of any such payment or payments remaining shall be paid to Mortgagor. Mortgagee agrees to give Mortgagor written notice simultaneously with its notice to the purchaser that such payments are to be paid to Mortgagee in accordance with the terms of this Article.

F. It is understood and agreed that should such payments provided for by this Assignment be less than the sum or sums then due on the Indebtedness, such sum or sums then due shall nevertheless be paid by Mortgagor in accordance with the provisions of the note, notes, guaranty agreements or other instrument or instruments evidencing the Indebtedness, and neither this Assignment nor any provisions hereof shall in any manner be construed to affect the terms and provisions of such note, notes, guaranty agreements or other instrument or instruments evidencing the Indebtedness. Likewise, neither this Assignment nor any provisions hereof shall in any manner be construed to affect the liens, rights, title and remedies herein granted securing the Indebtedness or Mortgagor’s liability therefor. The rights under this Assignment are cumulative of all other rights, remedies, and powers granted under this Mortgage, and are cumulative of any other security which Mortgagee now holds or may hereafter hold to secure the payment of the Indebtedness.

G. Should Mortgagor receive any of the proceeds which under the terms hereof should have been remitted to Mortgagee, Mortgagor will immediately remit same in full to Mortgagee.

H. Upon payment in full of all Indebtedness, the remainder of such proceeds held by Mortgagee, if any, shall be paid over to Mortgagor, and a release of the interest hereby assigned will be made by Mortgagee to Mortgagor at its request and its expense.

I. Mortgagee shall not be liable for any failure to collect, or for any failure to exercise diligence in collecting, any funds assigned hereunder. Mortgagee shall be accountable only for funds actually received.

Mortgagor hereby acknowledges that this Assignment is intended to be presently, unconditionally and immediately effective. Furthermore, Mortgagor agrees that Mortgagee is not required to assert any affirmative act, including the institution of any legal proceedings, to enforce this Assignment.

ARTICLE VII

ADDITIONAL REMEDIES

A. If Mortgagor should fail to comply with any of the covenants or obligations of Mortgagor hereunder, then Mortgagee may perform the same for the account and at the expense of Mortgagor but shall not be obligated so to do, and any and all expenses incurred or paid in so doing shall be payable by Mortgagor to Mortgagee, with interest at the rate agreed upon in the Credit Agreement, from the date when same was so incurred or paid, and the amount thereof shall be payable on demand and shall be secured by and under this Mortgage, and the amount and nature of such expense and the time when paid shall be presumptively established by the affidavit of Mortgagee or any officer or agent thereof; provided, however, that the exercise of the privileges granted in this paragraph shall in nowise be considered or constitute a waiver of the right of Mortgagee upon the happening of an Event of Default hereunder to declare the Indebtedness at once due and payable in the manner provided under the terms of the Credit Agreement but shall be cumulative of such right and all other rights herein given.

B. In case any one or more of the Events of Default shall happen, then in each and every such case Mortgagee or any part thereof, whether or not the Indebtedness shall have been declared due and payable, in addition to the other rights and remedies hereunder, may exercise the following additional remedy, but shall not be obligated so to do: Mortgagee may enter into and upon and take possession of all or any part of the Mortgaged Property and each and every part thereof and may exclude Mortgagor, its agents and servants wholly therefrom and have, hold, use, operate, manage and control the Mortgaged Property and each and every part thereof and produce the oil, gas and other minerals therefrom and market the same, all at the sole risk and expense of Mortgagor and at the expense of the Mortgaged Property, applying the net proceeds so derived, first, to the cost of maintenance and operation of such Mortgaged Property; second, to the payment of all Indebtedness secured hereby, principal and interest, application to be made first to interest and then to principal; and the balance thereof, if any, shall be paid to Mortgagor. Upon such payment of all such costs and Indebtedness, the Mortgaged Property shall be returned to Mortgagor in its then condition and Mortgagee shall not be liable to Mortgagor for any damage or injury to the Mortgaged Property except such as may be caused through his, its or their fraud or willful misconduct.

C. Mortgagor does hereby designate Mortgagee as Mortgagor’s agent to exercise each and every remedy set forth herein and to conduct any and all operations and take any and all action reasonably necessary to do so.

ARTICLE VIII

MISCELLANEOUS

A. Any provision in any document that may be executed in connection herewith to the contrary notwithstanding, Mortgagee shall in no event be entitled to receive or collect, nor shall any amounts received hereunder be credited so that Mortgagee shall be paid as interest, a sum greater than that authorized by law. If any possible construction of this Mortgage or any instrument evidencing the Indebtedness, or any or all other notes, guaranties or papers relating to the Indebtedness, seems to indicate any possibility of a different power given to Mortgagee, or any authority to ask for, demand, or receive any larger rate of interest, such as a mistake in calculation or wording, this clause shall override and control, and proper adjustments shall be made accordingly.

B. This Mortgage, for convenience only, has been divided into Articles and paragraphs, and it is understood that the rights, powers, privileges, duties and other legal relations of Mortgagor and Mortgagee, shall be determined from this Mortgage as an entirety and without regard to the aforesaid division into Articles and paragraphs and without regard to headings prefixed to such Articles.

C. The terms used to designate any of the parties herein shall be deemed to include the heirs, successors and assigns of such parties; the term “successors” shall include the heirs, trustees and legal representatives; and the term “Mortgagee” shall also include any lawful owner, holder or pledgee of any Indebtedness. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and the plural shall likewise be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative.

D. Every right and remedy provided for herein shall be cumulative of each and every other right or remedy of Mortgagee, whether herein or otherwise conferred, and may be enforced concurrently therewith, and the unenforceability or invalidity of any one or more provisions, clauses, sentences or paragraphs of this Mortgage shall not render any other provision, clause, sentence or paragraph unenforceable or invalid. No security theretofore, herewith or subsequently taken by Mortgagee shall in any manner impair or affect the security given by this Mortgage or any security by endorsement or otherwise presently or previously given, and all security shall be taken, considered and held as cumulative. In addition to the rights and remedies expressly set forth herein, Mortgagee shall be entitled to all other rights and remedies at law and in equity, which rights and remedies, together with rights and remedies described above are cumulative.

E. This Mortgage shall be binding upon the parties, their respective successors and assigns, and shall inure to the benefit of Mortgagee, and the covenants and agreements herein contained shall constitute covenants running with the land.

F. It is contemplated by the parties hereto that from time to time additional interests and properties may or will be added to the interests and properties in Exhibit A attached hereto by means of supplemental indentures identifying this Mortgage and describing such interests and properties to be so added and included, and upon the execution of any such supplemental indenture, the lien, rights, titles and interests created herein shall immediately attach to and be effective as of the date of such supplemental indenture in respect to any such interests and properties so described, and the same being included in the term “Mortgaged Property,” as used herein.

G. This Mortgage shall be deemed, and may be enforced from time to time, as a chattel mortgage, real estate mortgage, Mortgage, security agreement, assignment or contract, or as one or more thereof.

H. Without in any manner limiting the generality of any of the foregoing hereof, some portions of the personal property described hereinabove are or are to become fixtures on the Lands or Lands Associated with Pipeline described herein or to which reference is made herein. In addition, the security interest created hereby under applicable provisions of the Uniform Commercial Code attaches to minerals, including oil, gas and other as-extracted collateral, or accounts resulting from the sale thereof, at the wellhead or minehead located on the Lands or Lands Associated with Pipeline described or to which reference is made herein.

I. This Mortgage may be filed as provided in Article 9 of the Wyoming Uniform Commercial Code relating to the granting of security interests. In this connection, this instrument will be presented to a filing officer under the Uniform Commercial Code to be filed in the real estate records as a Financing Statement covering minerals and fixtures, pursuant to Section 9.502(c) of the Wyoming Uniform Commercial Code.

J. For purposes of filing this Mortgage as a financing statement, the addresses for Mortgagor, as the debtor, and Mortgagee, as the secured party, are as set forth hereinabove.

K. The failure or delay of Mortgagee to file or give any notice as to this Mortgage, or to exercise any right, remedy or option to declare the maturity of the principal debt, or any other sums hereby secured, or the payment by Mortgagee of any taxes, liens, charges or assessments, shall not be taken or deemed a waiver of any rights to exercise such right or option or to declare any such maturity as to any past or subsequent violations of any of such covenants or stipulations, and shall not waive or prejudice any right or lien hereunder. Any election or failure by Mortgagee to exercise any rights, remedies or options hereunder shall not constitute a waiver or prejudice the exercise of other rights or remedies existing hereunder. All rights, powers, immunities, remedies and liens of Mortgagee existing and to exist hereunder or under any other instruments, and all other or additional security, and Mortgagee’s rights at law and in equity, shall be cumulative and not exclusive, each of the other; and Mortgagee shall, in addition to the remedies herein expressly provided, be entitled to such other remedies as may now or hereafter exist at law or in equity for securing and collecting the Indebtedness, for enforcing the covenants herein, and for foreclosing the liens hereof. Resort by Mortgagee to any remedy provided for hereunder or at law or in equity shall not prevent concurrent or subsequent resort to the same or any other remedy or remedies.

L. In the event of a conflict between the terms and provisions of this Mortgage and those of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

M. This Mortgage is executed by Mortgagee solely for the purpose of acknowledging and accepting the benefits conferred on Mortgagee and to evidence the agreements of Mortgagee set forth herein.

N. Mortgagor and Mortgagee intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, the parties stipulate and agree that none of the terms and provisions contained in this Mortgage shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. No Borrower nor any present or future guarantors, endorsers or other Persons hereafter becoming liable for payment of the Indebtedness shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect. Mortgagee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Indebtedness is accelerated. If (a) the maturity of any Indebtedness is accelerated for any reason, (b) any Indebtedness is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Mortgagee or any other holder of any or all of the Indebtedness shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Indebtedness to an amount in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Indebtedness or, at Mortgagor’s or such holder’s option, promptly returned to Mortgagor or the other payor thereof upon such determination. In determining whether or not the interest paid or payable under any specific circumstance exceeds the maximum amount permitted under applicable law, Mortgagor or Mortgagee (and any other payors thereof) shall to the greatest extent permitted under applicable law, (x) characterize any non principal payment as an expense, fee or premium rather than as interest, (y) exclude voluntary prepayments and the effects thereof, and (z) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Indebtedness in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law.

O. This Mortgage supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Mortgage) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment. This Agreement will be governed by, and construed in accordance with, the laws of the State of Wyoming, regardless of the laws that might otherwise govern under principles of conflict of laws thereof.

(Signature page to follow)

IN WITNESS WHEREOF, this instrument is executed as of the date first referenced above.

MORTGAGOR/DEBTOR:

RANCHER ENERGY CORP.,
a Nevada corporation
d/b/a RANCHER ENERGY OIL & GAS CORP.

By:           /s/ John Works
John Works,
President and Chief Executive Officer

Signature Page to Wyoming Mortgage

MORTGAGEE:

GASROCK CAPITAL LLC,
a Delaware limited liability company

By:          /s/ Marshall Lynn Bass_____________
Marshall Lynn Bass,
Principal

Signature Page to Wyoming Mortgage

ACKNOWLEDGMENTS
THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§

The foregoing Mortgage, Security Agreement, Financing Statement, and Assignment of Production and Revenues was acknowledged before me this 11th day of October, 2007, by John Works, President and Chief Executive Officer of RANCHER ENERGY CORP., a Nevada corporation doing business as RANCHER ENERGY OIL & GAS CORP.

WITNESS my hand and official seal.

Alyssa Bodden
Notary Public

My Commission expires: 11/10/08

Acknowledgement Page to Wyoming Mortgage

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

The foregoing Mortgage, Security Agreement, Financing Statement, and Assignment of Production and Revenues was acknowledged before me this 10th day of October, 2007, by Marshall Lynn Bass, Principal of GASROCK CAPITAL LLC, a Delaware limited liability company.

WITNESS my hand and official seal.

Rhonda Muschalik
Notary Public

My Commission expires: 12/11/09

Acknowledgement Page to Wyoming Mortgage

EXHIBIT A
TO WYOMING MORTGAGE

Oil and Gas Properties

This Exhibit A sets forth the description of the property interests covered by the Mortgage to which this Exhibit A is attached. All of the terms defined in the Mortgage are used in this Exhibit A with the same meanings given therein. This Exhibit A and the Mortgage cover and include the following:

(a) Mortgagor’s interest in the Mortgaged Property as such may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances together with Mortgagor’s interests in, to and under or derived from all renewals and extensions of any oil, gas and mineral leases described herein, it being specifically intended hereby that any new oil and gas lease (i) in which an interest is acquired by Mortgagor after the termination or expiration of any oil and gas lease, the interests of Mortgagor in, to and under or derived from which are subject to the lien and security interest hereof, and (ii) that covers all or any part of the property described in and covered by such terminated or expired leases, shall, to the extent, and only to the extent such new oil and gas lease may cover such property, be considered a renewal or extension of such terminated or expired lease; and

(b) All right, title and interest of Mortgagor in, to and under or derived from all existing and future permits, licenses, easements and similar rights and privileges that relate to or are appurtenant to any of the described leases and/or lands.

Notwithstanding the intention of this Agreement to cover all of the right, title and interest of Mortgagor in and to the described leases and/or lands, Mortgagor hereby specifically warrants and represents that the interests covered by this Exhibit A are not greater than the working interest (without a proportionate increase in the associated NRI) nor less than the net revenue interest, overriding royalty interest, net profit interest, production payment interest or other interest payable out of or measured by production set forth in connection with each oil and gas well described in this Exhibit A. In the event Mortgagor owns any other or greater interest, such additional interest shall also be covered by and included in this Agreement. The designation “Working Interest” or “WI” means an interest owned in an oil, gas, and mineral lease that determines the cost bearing percentage of the owner of such interest. The designation “Net Revenue Interest” or “NRI” means net revenue interest, or that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens, or other burdens on production, except severance, production, windfall profits and other similar taxes. The designation “Overriding Royalty Interest” or “ORRI” means an interest in production which is free of any obligation for the expense of exploration, development and production, bearing only its pro rata share of severance, production, windfall profits and other similar taxes.

Exhibit A

EXHIBIT A-1

Subject Interests

Exhibit A

EXHIBIT A-2

Pipelines and Lands Associated with Pipelines

All pipelines, gathering systems and related fixtures and equipment associated with the Subject Interests.

Exhibit A